1© 2023 COMSTOCK INC | NYSE American: LODE PUBLIC DISTRIBUTION Comstock Fuels William “Billy” McCarthy Chief Operating Officer ABLC NEXT October 19, 2023 Exhibit 99.1

2© 2023 COMSTOCK INC | NYSE American: LODE PUBLIC DISTRIBUTION Certain statements contained in this presentation are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, are forward-looking statements. The words “believe,” “expect,” “anticipate,” “estimate,” “project,” “plan,” “should,” “intend,” “may,” “will,” “would,” “potential” and similar expressions identify forward-looking statements but are not the exclusive means of doing so. Forward-looking statements include statements about matters such as: future market conditions; future explorations or acquisitions; future changes in our research, development and exploration activities; future prices and sales of, and demand for, our products and services; land entitlements and uses; permits; production capacity and operations; operating and overhead costs; future capital expenditures and their impact on us; operational and management changes (including changes in the Board of Directors); changes in business strategies, planning and tactics; future employment and contributions of personnel, including consultants; future land sales; investments, acquisitions, joint ventures, strategic alliances, business combinations, operational, tax, financial and restructuring initiatives, including the nature, timing and accounting for restructuring charges, derivative assets and liabilities and the impact thereof; contingencies; litigation, administrative or arbitration proceedings; environmental compliance and changes in the regulatory environment; offerings, limitations on sales or offering of equity or debt securities, including asset sales and associated costs; business opportunities, growth rates, future working capital needs, revenues, variable costs, throughput rates, operating expenses, debt levels, cash flows, margins, taxes and earnings. These statements are based on assumptions and assessments made by our management in light of their experience and their perception of historical and current trends, current conditions, possible future developments and other factors they believe to be appropriate. Forward-looking statements are not guarantees, representations or warranties and are subject to risks and uncertainties, many of which are unforeseeable and beyond our control and could cause actual results, developments and business decisions to differ materially from those contemplated by such forward-looking statements. Some of those risks and uncertainties include the risk factors set forth in this report and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and the following: adverse effects of climate changes or natural disasters; adverse effects of global or regional pandemic disease spread or other crises; global economic and capital market uncertainties; the speculative nature of gold or mineral exploration, mercury remediation, and, lithium, nickel and cobalt recycling, including risks of diminishing quantities or grades of qualified resources; operational or technical difficulties in connection with exploration or mercury remediation, metal recycling, processing or mining activities; costs, hazards and uncertainties associated with precious metal based activities, including environmentally friendly and economically enhancing clean mining and processing technologies, precious metal exploration, resource development, economic feasibility assessment and cash generating mineral production; costs, hazards and uncertainties associated with mercury remediation, metal recycling, processing or mining activities; contests over our title to properties; potential dilution to our stockholders from our stock issuances, recapitalization and balance sheet restructuring activities; potential inability to comply with applicable government regulations or law; adoption of or changes in legislation or regulations adversely affecting our businesses; permitting constraints or delays; ability to achieve the benefits of business opportunities that may be presented to, or pursued by, us, including those involving battery technology, mercury remediation technology and efficacy, quantum computing and advanced materials development, and development of cellulosic technology in bio-fuels and related carbon-based material production; ability to successfully identify, finance, complete and integrate acquisitions, joint ventures, strategic alliances, business combinations, asset sales, and investments that we may be party to in the future; changes in the United States or other monetary or fiscal policies or regulations; interruptions in our production capabilities due to capital constraints; equipment failures; fluctuation of prices for gold or certain other commodities (such as silver, zinc, lithium, nickel, cobalt, cyanide, water, diesel, gasoline and alternative fuels and electricity); changes in generally accepted accounting principles; adverse effects of war, mass shooting, terrorism and geopolitical events; potential inability to implement our business strategies; potential inability to grow revenues; potential inability to attract and retain key personnel; interruptions in delivery of critical supplies, equipment and raw materials due to credit or other limitations imposed by vendors; assertion of claims, lawsuits and proceedings against us; potential inability to satisfy debt and lease obligations; potential inability to maintain an effective system of internal controls over financial reporting; potential inability or failure to timely file periodic reports with the Securities and Exchange Commission; potential inability to list our securities on any securities exchange or market or maintain the listing of our securities; and work stoppages or other labor difficulties. Occurrence of such events or circumstances could have a material adverse effect on our business, financial condition, results of operations or cash flows, or the market price of our securities. All subsequent written and oral forward-looking statements by or attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Except as may be required by securities or other law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Cautionary Notice Regarding Forward Looking Statements

3© 2023 COMSTOCK INC | NYSE American: LODE PUBLIC DISTRIBUTION Commercializing Technology for Carbon Emissions Reduction

comstock | BUILT FOR TECHNOLOGY COMMERCIALIZATION

Shared Infrastructure Foundation

Corrado De Gasperis, Executive Chairman & CEO | **William McCarthy**, COO | **Kevin Kreisler**, Director & CTO

Process	People	Platform

Operating Portfolio

comstock FUELS	Low-carbon Cellulosic Fuels	**David Winsness**, President
comstock METALS	Electrification Product Recycling	**Dr. Fortunato Villamagna**, President
comstock MINING	Sustainable Mineral Exploration	**Corrado De Gasperis**, President

Investment Portfolio

Quantum Generative Materials
Physics AI for Materials Science
genmat

Green Li-ion
Lithium Battery Remanufacturing
green li-ion

© 2023 COMSTOCK INC | NYSE American: LODE
PUBLIC DISTRIBUTION

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5© 2023 COMSTOCK INC | NYSE American: LODE PUBLIC DISTRIBUTION The New Supply Chain for Low-Carbon Advanced Biofuels

6© 2023 COMSTOCK INC | NYSE American: LODE PUBLIC DISTRIBUTION EMISSIONS REDUCTION PERFORMANCE IS INCREASINGLY IMPORTANT TO THE BIOFUEL PRODUCER VALUE EQUATION Cost Value Energy Value RFS CA-LCFS Tax Credits Feedstock Cost Production Cost CI Reduction Cost

7© 2023 COMSTOCK INC | NYSE American: LODE PUBLIC DISTRIBUTION The New Supply Chain for Low-Carbon Advanced Biofuels Forest Products Waste Advanced Biofuels Production

8© 2023 COMSTOCK INC | NYSE American: LODE PUBLIC DISTRIBUTION The New Supply Chain for Low-Carbon Advanced Biofuels HUB Forest Products Waste Advanced Biofuels Production

9© 2023 COMSTOCK INC | NYSE American: LODE PUBLIC DISTRIBUTION Pathway B1: Woody Biomass SAF = Sustainable Aviation Fuel RD = Renewable Diesel HBO-C = Hydrodeoxygenated Bioleum Oil - Crude ETJ Refinery RD Refinery Chemical Manufacturing Ethanol Bioleum HBO-C Green Chemicals HUB SAF RD Green Chemicals Forest Products Waste Fats Hydrogen

10© 2023 COMSTOCK INC | NYSE American: LODE PUBLIC DISTRIBUTION BIOLEUM™ CARBON INTENSITY IS CLASS LEADING Source: Management Estimates Bioleum™ Cellulosic EtOH 16 Sugarcane EtOH 51 Corn EtOH 70 Bioleum™ HBO 15 UCO 20 Soybean Oil 55 Bioleum™ EtOH SAF 26 Bioleum™ UCO RD 27 UCO RD 30 Bioleum™ Soybean RD 32 Corn EtOH w/CCS SAF 40 Soybean RD 50 Gasoline 100 Diesel 102 average GREET CI scores Ethanol Advanced Biofuel Feedstocks Advanced Biofuels Petroleum Fuels

The New Supply Chain for Low-Carbon Advanced Biofuels


bioleum
HUB

© 2023 COMSTOCK INC | NYSE American: LODE
PUBLIC DISTRIBUTION
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12© 2023 COMSTOCK INC | NYSE American: LODE PUBLIC DISTRIBUTION The New Supply Chain for Low-Carbon Advanced Biofuels fuels@comstockinc.com https://comstockfuels.com